NAME OF REGISTRANT
TEMPLETON EMERGING MARKETS FUND
File No. 811-04985

EXHIBIT ITEM:  Copies of any material amendments
to the registrant's charter or by-laws

Amendment Dated October 23, 2018
to the Agreement and Declaration of Trust of Templeton Emerging Markets Fund

Dated February 21, 2002


WHEREAS, Article IX, Section 1 of the Agreement and
Declaration of Trust (the "Declaration") provides that the Declaration may be amended by the Board of Trustees; and

WHEREAS, by resolution dated October 23, 2018, the Board authorized the Declaration to be amended as set forth below.

NOW, THEREFORE, the Declaration is hereby amended as follows:
Article III, Section 2 is replaced  in its entirety   as follows:

Section 2. SALE OF SHARES. Subject to the 1940 Act and applicable law, the Trust may sell its authorized but unissued shares of beneficial interest to such Persons, at such times, on such terms, and for such consideration  as the Board  of Trustees
may from time to time authorize,    PROVIDED, HOWEVER that the
Board of Trustees may, in its sole discretion, permit the Principal Underwriter to impose a sales charge upon any such sale; and further provided, that each such sale shall be subject to the 1940 Act, and the rules and regulations adopted thereunder. Every Shareholder by viiiue of having become a Shareholder shall be deemed to have expressly assented and agreed to the terms of this Declaration of Trust and to have become bound as a party hereto.

Adopted and approved as of October 23, 2018 pursuant to authority delegated by the Board.



/s/ Lori Weber
Lori A. Weber
Vice President & Secretary